UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2026

DIGITALBRIDGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(Address of Principal Executive Offices, Including Zip Code)
(561) 544-7475
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry into a Material Definitive Agreement.
On May 11, 2026 (the “Closing Date”), DigitalBridge Issuer, LLC and DigitalBridge Co-Issuer, LLC (together the “Co-Issuers”), special-purpose, wholly-owned indirect subsidiaries of DigitalBridge Operating Company, LLC (“Parent”), a majority owned subsidiary of DigitalBridge Group, Inc. (the “Company”), completed a previously announced financing transaction and issued $400,000,000 aggregate principal amount of Series 2026-1 Secured Fund Fee Revenue Notes, consisting of up to $100,000,000 Secured Fund Fee Revenue Variable Funding Notes, Series 2026-1, Class A-1 (the “Series 2026-1 Variable Funding Notes”) and $300,000,000 aggregate principal amount of 6.326% Secured Fund Fee Revenue Notes, Series 2026-1, Class A-2 (the “Series 2026-1 Class A-2 Notes” and, together with the Series 2026-1 Variable Funding Notes, the “Series 2026-1 Notes”), in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Series 2026-1 Notes are secured by investment management fees earned by affiliates of the Company, as well as equity interests in certain portfolio companies and limited partnership interests in certain funds managed by affiliates of the Company, as collateral.

The Series 2026-1 Notes were issued under a Base Indenture, dated July 9, 2021 (as amended by the First Amendment to Base Indenture, dated as of April 1, 2022 and by the Second Amendment to Base Indenture, dated as of the Closing Date, the “Base Indenture”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1, and the related indenture supplement, dated as of May 11, 2026, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.2 (the “Series 2026-1 Supplement” and collectively with the Base Indenture, the “Indenture”), each among the Co-Issuers, DigitalBridge Holdings 1, LLC (“Holdings 1”), DigitalBridge Holdings 2, LLC (“Holdings 2”) and DigitalBridge Holdings 3, LLC (together with Holdings 1 and Holdings 2, collectively, the “Closing Date Asset Entities”), and Citibank, N.A., as trustee (in such capacity, the “Indenture Trustee”). The Indenture allows the Co-Issuers to issue additional series of notes in the future, subject to certain conditions.

Series 2026-1 Class A-2 Notes

Interest on the Series 2026-1 Class A-2 Notes is payable quarterly at a rate of 6.326% per annum. In addition, if the Co-Issuers fail to satisfy certain financial conditions set forth in the Indenture, they will be required to prepay principal on the Series 2026-1 Class A-2 Notes with available funds. The final maturity date of the Series 2026-1 Class A-2 Notes is in March 2056, but, unless earlier prepaid to the extent permitted under the Indenture, the anticipated repayment date of the Series 2026-1 Class A-2 Notes is in June 2031. If the Co-Issuers have not repaid or refinanced the Series 2026-1 Class A-2 Notes prior to the anticipated repayment date, additional interest will accrue on the unpaid principal balance of the Series 2026-1 Class A-2 Notes and the Series 2026-1 Class A-2 Notes will begin to amortize on a quarterly basis.

Series 2026-1 Variable Funding Notes

The Series 2026-1 Variable Funding Notes allow for drawings on a revolving basis. Drawings and certain additional terms relating to the Series 2026-1 Variable Funding Notes are governed by the Series 2026-1 Class A-1 Note Purchase Agreement, dated as of May 11, 2026 (the “Variable Funding Note Purchase Agreement”), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, by and among the Co-Issuers, the Closing Date Asset Entities, DigitalBridge Investment Holdco, LLC, as manager, certain conduit investors, financial institutions and funding agents, and Barclays Bank PLC, as letter of credit provider and as administrative agent.

Interest payments and principal payments, if any, on the Series 2026-1 Variable Funding Notes will generally be based on, (i) with respect to advances funded by conduit investors through commercial paper, the weighted average daily commercial paper rate applicable to such conduit investors and (ii) with respect to other advances, either the Base Rate or the Term SOFR Rate, in each case as more fully set forth in the Variable Funding Note Purchase Agreement.

There is a commitment fee on the unused portion of the Series 2026-1 Variable Funding Notes facility, which will be calculated daily on the undrawn portion of the commitments as described in the Variable Funding Notes Purchase Agreement. As of the Closing Date, it is anticipated that the principal of and interest on the Series 2026-1 Variable Funding Notes will be repaid in full on or prior to June 2029, subject to two one-year extensions exercisable at the option of the Co-Issuers (subject to the satisfaction of certain conditions as set forth in the Variable Funding Note Purchase Agreement). Following the anticipated repayment date (and any extensions thereof), additional interest will accrue on the Series 2026-1 Variable Funding Notes. A portion of the Series 2026-1 Variable Funding Notes will be available for issuance as one or more letters of credit.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.
In connection with the completion of the refinancing transaction announced on May 1, 2026, the Company issued a press release on May 11, 2026, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
4.1
Second Amendment to Base Indenture, dated as of May 11, 2026, by and among DigitalBridge Issuer, LLC, DigitalBridge Co-Issuer, LLC, together as Co-Issuers, certain indirect and direct subsidiaries of the Co-Issuers and Citibank, N.A., as Indenture Trustee

4.2
Series 2026-1 Supplement to Base Indenture, dated as of May 11, 2026, by and between DigitalBridge Issuer, LLC and DigitalBridge Co-Issuer, LLC, together as Co-Issuers of the Series 2026-1 secured fund fee revenue notes, Class A-2, and Series 2026-1 variable funding senior notes, Class A-1, certain indirect and direct subsidiaries of the Co-Issuers and Citibank, N.A., as Trustee.

10.1
Class A-1 Note Purchase Agreement, dated as of May 11, 2026, by and among DigitalBridge Issuer, LLC and DigitalBridge Co-Issuer, LLC, together as Co-Issuers, each of DigitalBridge Holdings 1, LLC, DigitalBridge Holdings 2, LLC and DigitalBridge Holdings 3, LLC, DigitalBridge Investment Holdco, LLC, as Manager, the conduit investors party thereto, the financial institutions party thereto, certain funding agents, and Barclays Bank PLC, as L/C Provider and Administrative Agent.

99.1	Press Release, dated May 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2026	DIGITALBRIDGE GROUP, INC.

		By:	/s/ Thomas Mayrhofer
Thomas Mayrhofer
Chief Financial Officer and Treasurer